Exhibit 99.1

FOR THE PERIOD BEGINNING 4/1/2007 AND ENDING 4/30/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                           CONSOLIDATED BALANCE SHEETS
                               AS OF APRIL 29,2007
                                   (UNAUDITED)

                                     ASSETS

                                                                April 29, 2007
                                                               -----------------
 CURRENT ASSETS:
     Cash and Cash Equivalents                               $        1,419,508
     Accounts Receivable                                                327,103
     Prepaid Expenses                                                 1,841,904
     Other Current Assets                                               207,400
     Assets of Discontinued Operations                                      436
                                                               -----------------
          TOTAL CURRENT ASSETS                                        3,796,351
                                                               -----------------


 VESSELS & EQUIPMENT
     Vessel - Palm Beach Princess - under Capital Lease              17,500,000
     Equipment                                                        4,023,524
     Leasehold Improvements                                             921,899
     Vessel - Big Easy - under Capital Lease - Not in Service        20,305,348
     Vessel  - Royal Star - Not Placed in Service                     3,054,735
                                                               -----------------
                                                                     45,805,506
     LESS: Accumulated Depreciation and Amortization                  7,253,557
                                                               -----------------
          TOTAL VESSELS & EQUIPMENT - NET                            38,551,949
                                                               -----------------


 OTHER ASSETS:
     Notes Receivable                                                 5,300,000
     Vessel Deposits - Related Parties                                9,733,136
     Deposits and Other Assets - Related Parties                      3,071,314
     Deposits and Other Assets - Non-Related Parties                  1,019,627
     Spare Parts Inventory                                              996,389
                                                               -----------------
          TOTAL OTHER ASSETS                                         20,120,466
                                                               -----------------


 TOTAL ASSETS                                                $       62,468,766
                                                               =================

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 4/1/2007 AND ENDING 4/30/2007

Name of Debtor: International Thoroughbred Breeders, Inc.
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                           CONSOLIDATED BALANCE SHEETS
                               AS OF APRIL 29,2007
                                   (UNAUDITED)

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                April 29, 2007
                                                               -----------------
 CURRENT LIABILITIES:
     Accounts Payable                                        $          435,619
     Accrued Expenses                                                 1,187,878
     Liabilities of Discontinued Operations                             418,600
                                                               -----------------
          TOTAL CURRENT LIABILITIES                                   2,042,097
                                                               -----------------

 LIABILITIES SUBJECT TO COMPROMISE:                                  60,728,067
                                                               -----------------

                                                               -----------------
          TOTAL LIABILITIES                                          62,770,164
                                                               -----------------

 DEFERRED INCOME                                                      1,463,838

 COMMITMENTS AND CONTINGENCIES                                                -

 STOCKHOLDERS' EQUITY:
     Series A Preferred Stock $100.00 Par Value                      36,284,375
     Series B Preferred Stock $10.00 Par Value                        5,000,000
     Common Stock $2.00 Par Value                                    24,565,125
     Capital in Excess of Par                                        24,232,083
     Retained Earnings (Deficit)                                    (91,389,281)
                                                               -----------------
                                                                     (1,307,698)
     LESS:
        Treasury Stock, 915,077 Shares                                  457,538

                                                               -----------------
          TOTAL STOCKHOLDERS' EQUITY                                 (1,765,236)
                                                               -----------------

 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $       62,468,766
                                                               =================

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 4/1/2007 AND ENDING 4/30/2007

Name of Debtor: International Thoroughbred Breeders, Inc.
Case Number: 06-16441-BKC-PGH


                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                     FOR THE ONE MONTH ENDED APRIL 29, 2007
                                   (UNAUDITED)

                                                                One Month Ended
                                                                April 29, 2007
                                                               -----------------
 OPERATING REVENUES:
     Gaming                                                  $        1,764,370
     Fare                                                               142,755
     On Board                                                           112,510
     Other                                                               77,593
                                                               -----------------
         NET OPERATING REVENUES                                       2,097,229
                                                               -----------------

 OPERATING COSTS AND EXPENSES:
     Gaming                                                             709,946
     Fare                                                               289,879
     On Board                                                            69,771
     Maritime & Legal Expenses                                          530,394
     General & Administrative Expenses                                  196,065
     General & Administrative Expenses - Parent                         182,109
     Ship Carrying Costs - Big Easy                                     189,416
     Ship Carrying Costs - Royal Star                                    27,009
     Development Costs - Other                                          242,600
     Depreciation & Amortization                                        197,632
                                                               -----------------
         TOTAL OPERATING COSTS AND EXPENSES                           2,634,821
                                                               -----------------

 OPERATING INCOME (LOSS)                                               (537,592)

 OTHER INCOME (EXPENSE):
     Interest and Financing Expenses                                   (828,181)
     ITG Vegas Bankruptcy Costs                                         (47,250)
     Interest Income                                                        809
                                                               -----------------
         TOTAL OTHER INCOME (EXPENSE)                                  (874,622)
                                                               -----------------

 (LOSS) BEFORE TAX PROVISION                                         (1,412,214)
     Income Tax Expense                                                       -
                                                               -----------------

 NET (LOSS)                                                  $       (1,195,789)
                                                               =================

 BASIC AND DILUTED INCOME (LOSS) PER COMMON SHARE:           $            (0.11)
                                                               =================

 WEIGHTED AVERAGE COMMON
    SHARES OUTSTANDING - Basic and Diluted                           11,367,487
                                                               =================

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 4/1/2007 AND ENDING 4/30/2007

Name of Debtor: International Thoroughbred Breeders, Inc.
Case Number: 06-16441-BKC-PGH


                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                     FOR THE ONE MONTH ENDED APRIL 29, 2007
                                   (UNAUDITED)

                                                                One Month Ended
                                                                April 29, 2007
                                                               -----------------
 CASH FLOWS FROM OPERATING ACTIVITIES:
     (LOSS) BEFORE DISCONTINUED OPERATIONS                   $       (1,195,789)
     Adjustments to reconcile income (loss) to net cash
     (used in)provided by operating activities:
         Depreciation and Amortization                                  197,632
         Interest Added to Capital Lease Debt - PDS                     542,743
         Increase (Decrease) in Deferred Income                          (5,972)
         Changes in Operating Assets and Liabilities -
            (Increase) Decrease in Accounts Receivable                  (46,164)
            (Increase) Decrease in Other Assets                          50,033
            (Increase) Decrease in Prepaid Expenses                     248,428
            Increase (Decrease) in Accounts Payable
             and Accrued Expenses                                        89,542
                                                               -----------------
     NET CASH PROVIDED BY (USED IN) OPERATING                          (119,547)
                                                               -----------------

 CASH FLOWS FROM INVESTING ACTIVITIES:
     Capital Expenditures                                               (14,266)
     (Increase) Decrease in Other Investment Activity                   (82,391)
     (Increase) in Other Investment Activity - Related Party            (12,281)
                                                               -----------------
     NET CASH (USED IN) INVESTING ACTIVITIES                           (108,938)
                                                               -----------------

 CASH FLOWS FROM FINANCING ACTIVITIES:
     Advances (Paid) Received (to) From Related Parties                  19,444
                                                               -----------------
     NET CASH (USED IN) FINANCING ACTIVITIES                             19,444
                                                               -----------------

 NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                  (209,042)
     CASH AND CASH EQUIVALENTS AT BEGINNING OF THE PERIOD             1,628,550
                                                               -----------------

     CASH AND CASH EQUIVALENTS AT END OF THE PERIOD          $        1,419,508
                                                               =================

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 4/1/2007 AND ENDING 4/30/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                              AS OF APRIL 29, 2007
                                   (Unaudited)

                                     ASSETS

    Bankruptcy Court Case No.               06-16441-BKC-PGH   06-16354-BKC-PGH    06-16351-BKC-PGH    06-16350-BKC-PGH
                                                                 Royal Star          ITG Palm
                                              ITB, Inc.        Entertainment, LLC    Beach, LLC          ITGV, Inc.
                                           ----------------   -----------------   ----------------    ----------------
 CURRENT ASSETS:
    Cash and Cash Equivalents            $           7,836  $              563  $          18,830   $       1,379,128
    Accounts Receivable                              1,081                   -              5,443             292,572
    Prepaid Expenses                               229,234             174,861            285,138           1,103,478
    Other Current Assets                                 -                   -              8,740             198,660
    Net Assets of Discontinued
     Operations - Current
                                           ----------------   -----------------   ----------------    ----------------
         TOTAL CURRENT ASSETS                      238,151             175,424            318,151           2,973,838
                                           ----------------   -----------------   ----------------    ----------------

 VESSEL, PLANT & EQUIPMENT:
    Vessels - PBP & Big Easy                                                 -                  -          17,500,000
    Leasehold Improvements -
     Port of Palm Beach                                  -                   -                  -             921,899
    Ship Not Placed in Service -
     Royal Star & Big Easy                                           3,054,735         20,305,348                   -
    Equipment                                      125,134                   -            215,422           3,601,953
                                           ----------------   -----------------   ----------------    ----------------
                                                   125,134           3,054,735         20,520,770          22,023,852
    LESS: Accumulated Depreciation and
           Amortization                             50,168                   -            721,597           6,400,777
                                           ----------------   -----------------   ----------------    ----------------
         TOTAL PLANT & EQUIPMENT - NET              74,966           3,054,735         19,799,173          15,623,075
                                           ----------------   -----------------   ----------------    ----------------

 OTHER ASSETS:
    Deposits and Other Assets -
     Non-Related                                   287,246               2,953            271,857             457,571
    Vessel Deposits - Related Parties            3,244,254                   -          2,488,882           4,000,000
    Deposits and Other Assets -
     Related Parties                               175,327                   -            118,000           2,069,109
    Spare Parts Inventory                                -                   -                  -             996,389
    Notes Receivable                             2,999,342                   -                  -                   -
                                           ----------------   -----------------   ----------------    ----------------
         TOTAL OTHER ASSETS                      6,706,169               2,953          2,878,739           7,523,069
                                           ----------------   -----------------   ----------------    ----------------

 TOTAL ASSETS                            $       7,019,286  $        3,233,112  $      22,996,063   $      26,119,982
                                           ================   =================   ================    ================

    Bankruptcy Court Case No.               06-16357-BKC-PGH   06-16356-BKC-PGH

                                                 ITGDC              Orion
                                           -----------------   ----------------
 CURRENT ASSETS:
    Cash and Cash Equivalents            $            4,350  $               -
    Accounts Receivable                               2,161                  -
    Prepaid Expenses                                      -                  -
    Other Current Assets                                  -                  -
    Net Assets of Discontinued
     Operations - Current
                                           -----------------  -----------------
         TOTAL CURRENT ASSETS                         6,511                  -
                                           -----------------  -----------------

 VESSEL, PLANT & EQUIPMENT:
    Vessels - PBP & Big Easy
    Leasehold Improvements -
     Port of Palm Beach                                   -                  -
    Ship Not Placed in Service -
     Royal Star & Big Easy
    Equipment                                        81,015                  -
                                           -----------------  -----------------
                                                     81,015                  -
    LESS: Accumulated Depreciation and
           Amortization                              81,015                  -
                                           -----------------  -----------------
         TOTAL PLANT & EQUIPMENT - NET                    -                  -
                                           -----------------  -----------------

 OTHER ASSETS:
    Deposits and Other Assets -
     Non-Related                                          -                  -
    Vessel Deposits - Related Parties                     -                  -
    Deposits and Other Assets -
     Related Parties                                331,038                  -
    Spare Parts Inventory                                 -                  -
    Notes Receivable                                      -          2,300,658
                                           -----------------  -----------------
         TOTAL OTHER ASSETS                         331,038          2,300,658
                                           -----------------  -----------------

 TOTAL ASSETS                            $          337,549  $       2,300,658
                                           =================  =================

    Bankruptcy Court Case No.                                       Non-Bankrupt Companies
                                                                    ----------------------
                                        GMO Travel   ITB Racing   ITB Mgmt     RACE TRACK     RACE TRACK     MGMT INC      TOTAL
                                        ----------   ----------  ----------   ------------   ------------   ----------   -----------
 CURRENT ASSETS:
    Cash and Cash Equivalents         $     8,999  $      (618) $      420  $           -  $           -  $         -  $  1,419,508
    Accounts Receivable                    25,846            -           -              -              -            -       327,103
    Prepaid Expenses                       49,193            -           -              -              -            -     1,841,904
    Other Current Assets                        -            -           -              -              -            -       207,400
    Net Assets of Discontinued
     Operations - Current                                                              336            100                        436
                                        ----------   ----------  ----------   ------------   ------------   ----------   -----------
         TOTAL CURRENT ASSETS              84,038         (618)        420            336            100            -     3,796,351
                                        ----------   ----------  ----------   ------------   ------------   ----------   -----------

 VESSEL, PLANT & EQUIPMENT:
    Vessels - PBP & Big Easy                                                                                             17,500,000
    Leasehold Improvements -
     Port of Palm Beach                         -            -           -              -              -            -       921,899
    Ship Not Placed in Service -
     Royal Star & Big Easy                                                                                               23,360,083
    Equipment                                   -            -           -              -              -            -     4,023,524
                                        ----------   ----------  ----------   ------------   ------------   ----------   -----------
                                                -            -           -              -              -            -    45,805,506
    LESS: Accumulated Depreciation
           and Amortization                     -            -           -              -              -            -     7,253,557
                                        ----------   ----------  ----------   ------------   ------------   ----------   -----------
         TOTAL PLANT & EQUIPMENT - NET          -            -           -              -              -            -    38,551,949
                                        ----------   ----------  ----------   ------------   ------------   ----------   -----------

 OTHER ASSETS:
    Deposits and Other Assets -
     Non-Related                                -            -           -              -              -            -     1,019,627
    Vessel Deposits - Related Parties           -            -           -              -              -            -     9,733,136
    Deposits and Other Assets -
     Related Parties                        9,143      368,697           -              -              -            -     3,071,314
    Spare Parts Inventory                       -            -           -              -              -            -       996,389
    Notes Receivable                            -            -           -              -              -            -     5,300,000
                                        ----------   ----------  ----------   ------------   ------------   ----------   -----------
         TOTAL OTHER ASSETS                 9,143      368,697           -              -              -            -    20,120,466
                                        ----------   ----------  ----------   ------------   ------------   ----------   -----------

 TOTAL ASSETS                         $    93,181  $   368,079  $      420  $         336  $         100  $         -  $ 62,468,766
                                        ==========   ==========  ==========   ============   ============   ==========   ===========

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 4/1/2007 AND ENDING 4/30/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                              AS OF APRIL 29, 2007
                                   (Unaudited)

                       LIBILITIES AND STOCKHOLDERS' EQUITY

    Bankruptcy Court Case No.               06-16441-BKC-PGH   06-16354-BKC-PGH    06-16351-BKC-PGH   06-16350-BKC-PGH
                                                                 Royal Star          ITG Palm
                                              ITB, Inc.        Entertainment, LLC    Beach, LLC         ITGV, Inc.
                                           ----------------   -----------------   ----------------   ----------------
 CURRENT LIABILITIES:
    Accounts Payable                     $          20,048  $           89,912  $             652  $         250,992
    Accrued Expenses                                     -              20,682            598,106            197,294
    Net Liabilities of Discontinued
     Operations - Current                                -                   -                  -                  -
                                           ----------------   -----------------   ----------------   ----------------
         TOTAL CURRENT LIABILITIES                  20,048             110,594            598,758            448,286
                                           ----------------   -----------------   ----------------   ----------------

                                           ----------------   -----------------   ----------------   ----------------
 LIABILITIES SUBJECT TO COMPRIMISE:              3,364,524           4,890,807         20,938,329         28,232,211
                                           ----------------   -----------------   ----------------   ----------------

 DEFERRED INCOME                                         -                   -                  -             23,887
                                           ----------------   -----------------   ----------------   ----------------

 COMMITMENTS AND CONTINGENCIES                           -                   -                  -                  -
                                           ----------------   -----------------   ----------------   ----------------

    Due To/(From) Affiliates                  (245,165,585)          2,484,314         26,089,098        (20,168,231)
                                           ----------------   -----------------   ----------------   ----------------

 STOCKHOLDERS' EQUITY:
    Series A Preferred Stock
     $100.00 Par Value                          36,284,375                   -                  -                  -
    Series B Preferred Stock
     $10.00 Par Value                            5,000,000                   -                  -                  -
    Common Stock $2.00 Par Value                24,526,024                   -                  -                  1
    Capital in Excess of Par                   184,552,785                   -                  -                  -
    Retained Earnings (Deficit)                 (1,105,346)         (4,252,603)       (24,630,122)        17,583,828
                                           ----------------   -----------------   ----------------   ----------------
         TOTAL                                 249,257,838          (4,252,603)       (24,630,122)        17,583,829

                                           ----------------   -----------------   ----------------   ----------------
    LESS:
       Treasury Stock                              457,538                   -                  -                  -
                                           ----------------   -----------------   ----------------   ----------------
         TOTAL STOCKHOLDERS' EQUITY            248,800,299          (4,252,603)       (24,630,122)        17,583,829
                                           ----------------   -----------------   ----------------   ----------------


 TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                   $       7,019,286  $        3,233,112  $      22,996,063  $      26,119,982
                                           ================   =================   ================   ================

    Bankruptcy Court Case No.               06-16357-BKC-PGH   06-16356-BKC-PGH

                                                 ITGDC              Orion
                                           -----------------  -----------------
 CURRENT LIABILITIES:
    Accounts Payable                     $                -  $               -
    Accrued Expenses                                      -                  -
    Net Liabilities of Discontinued
     Operations - Current                                 -                  -
                                           -----------------  -----------------
         TOTAL CURRENT LIABILITIES                        -                  -
                                           -----------------  -----------------

                                           -----------------  -----------------
 LIABILITIES SUBJECT TO COMPRIMISE:               1,121,835          1,250,658
                                           -----------------  -----------------

 DEFERRED INCOME                                          -                  -
                                           -----------------  -----------------

 COMMITMENTS AND CONTINGENCIES                            -                  -
                                           -----------------  -----------------

    Due To/(From) Affiliates                      4,360,103         28,818,897
                                           -----------------  -----------------

 STOCKHOLDERS' EQUITY:
    Series A Preferred Stock
     $100.00 Par Value                                    -                  -
    Series B Preferred Stock
     $10.00 Par Value                                     -                  -
    Common Stock $2.00 Par Value                          -                  -
    Capital in Excess of Par                              -                  -
    Retained Earnings (Deficit)                  (5,144,389)       (27,768,897)
                                           -----------------  -----------------
         TOTAL                                   (5,144,389)       (27,768,897)

                                           -----------------  -----------------
    LESS:
       Treasury Stock                                     -                  -
                                           -----------------  -----------------
         TOTAL STOCKHOLDERS' EQUITY              (5,144,389)       (27,768,897)
                                           -----------------  -----------------


 TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                   $          337,549  $       2,300,658
                                           =================  =================

    Bankruptcy Court Case No.                                      Non-Bankrupt Companies
                                                                   ----------------------
                                       GMO Travel   ITB Racing   ITB Mgmt     RACE TRACK     RACE TRACK     MGMT INC      TOTAL
                                       ----------   ----------  ----------   ------------   ------------   ----------   -----------
 CURRENT LIABILITIES:
    Accounts Payable                 $        17  $    73,998  $        -  $           -  $           -  $         -  $    435,619
    Accrued Expenses                      33,473      122,655     215,668              -              -            -     1,187,878
    Net Liabilities of Discontinued
      Operations - Current                     -            -           -        207,600        211,000            -       418,600
                                       ----------   ----------  ----------   ------------   ------------   ----------   -----------
         TOTAL CURRENT LIABILITIES        33,490      196,653     215,668        207,600        211,000            -     2,042,097
                                       ----------   ----------  ----------   ------------   ------------   ----------   -----------

                                       ----------   ----------  ----------   ------------   ------------   ----------   -----------
 LIABILITIES SUBJECT TO COMPRIMISE:                    18,164     911,539                                               60,728,067
                                       ----------   ----------  ----------   ------------   ------------   ----------   -----------

 DEFERRED INCOME                               -            -           -      1,439,951              -            -     1,463,838
                                       ----------   ----------  ----------   ------------   ------------   ----------   -----------

 COMMITMENTS AND CONTINGENCIES                 -            -           -              -              -            -             -
                                       ----------   ----------  ----------   ------------   ------------   ----------   -----------

    Due To/(From) Affiliates             463,758    1,212,700     788,343    226,676,073    (25,440,709)    (118,761)            -
                                       ----------   ----------  ----------   ------------   ------------   ----------   -----------

 STOCKHOLDERS' EQUITY:
    Series A Preferred Stock
     $100.00 Par Value                         -            -           -              -              -            -    36,284,375
    Series B Preferred Stock
     $10.00 Par Value                          -            -           -              -              -            -     5,000,000
    Common Stock $2.00 Par Value             200            -      12,500          1,000         25,400            -    24,565,125
    Capital in Excess of Par                   -            -     (39,990)  (163,295,651)     3,014,939            -    24,232,083
    Retained Earnings (Deficit)         (404,266)  (1,059,438) (1,887,640)   (65,028,639)    22,189,470      118,761   (91,389,281)
                                       ----------   ----------  ----------   ------------   ------------   ----------   -----------
         TOTAL                          (404,066)  (1,059,438) (1,915,130)  (228,323,290)    25,229,809      118,761    (1,307,698)

                                       ----------   ----------  ----------   ------------   ------------   ----------   -----------
    LESS:
       Treasury Stock                          -            -           -              -              -            -       457,538
                                       ----------   ----------  ----------   ------------   ------------   ----------   -----------
         TOTAL STOCKHOLDERS' EQUITY     (404,066)  (1,059,438) (1,915,130)  (228,323,290)    25,229,809      118,761    (1,765,237)
                                       ----------   ----------  ----------   ------------   ------------   ----------   -----------


 TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY               $    93,182  $   368,079  $      420  $         334  $         100  $         -  $ 62,468,766
                                       ==========   ==========  ==========   ============   ============   ==========   ===========

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 4/1/2007 AND ENDING 4/30/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE ONE MONTH ENDED APRIL 29, 2006
                                   (Unaudited)

    Bankruptcy Court Case No.               06-16441-BKC-PGH  06-16354-BKC-PGH    06-16351-BKC-PGH   06-16350-BKC-PGH
                                                                 Royal Star          ITG Palm
                                              ITB, Inc.       Entertainment, LLC     Beach, LLC        ITGV, Inc.
                                           ----------------   -----------------   ----------------  ----------------
 OPERATING REVENUES:
    Gaming                               $               -  $                -  $               - $       1,764,370
    Fare                                                 -                   -                  -           142,755
    On Board                                             -                   -                  -           112,510
    Other                                                -                   -                  -                 -
                                           ----------------   -----------------   ----------------  ----------------
    NET OPERATING REVENUES                               -                   -                  -         2,019,636
                                           ----------------   -----------------   ----------------  ----------------

 OPERATING COSTS AND EXPENSES:
    Gaming                                               -                   -                  -           709,946
    Fare                                                 -                   -               (884)          216,419
    On Board                                             -                   -               (408)           70,179
    Maritime & Legal Expenses                            -                   -            (67,238)          597,632
    G & A Expenses - Palm Beach
     Princess                                            -                   -            (14,384)          200,498
    G & A Expenses - Parent                          7,576                   -             82,914            (2,915)
    Development Costs                                    -              27,009            189,416             2,917
    Depreciation & Amortization                          -                   -                  -           197,632
                                           ----------------   -----------------   ----------------  ----------------
    TOTAL OPERATING COSTS AND
     EXPENSES                                        7,576              27,009            189,416         1,992,309
                                           ----------------   -----------------   ----------------  ----------------

 OPERATING INCOME                                   (7,576)            (27,009)          (189,416)           27,327
                                           ----------------   -----------------   ----------------  ----------------

 OTHER INCOME (EXPENSE):
    Interest and Financing Expenses                      -             (67,904)          (410,855)         (349,422)
    ITG Vegas Bankruptcy Costs                           -              (5,000)            (6,250)          (35,000)
    Interest Income                                      -                   -                  -               809

                                           ----------------   -----------------   ----------------  ----------------
    TOTAL OTHER INCOME (EXPENSE)                         -             (72,904)          (417,105)         (383,613)
                                           ----------------   -----------------   ----------------  ----------------

 INCOME (LOSS)  BEFORE TAX PROVISION                (7,576)            (99,913)          (606,521)         (356,286)
    LESS: State Income Tax Expense                       -                   -                  -                 -
                                           ----------------   -----------------   ----------------  ----------------

 NET INCOME (LOSS)                       $          (7,576) $          (99,913) $        (606,521)$        (356,286)
                                           ================   =================   ================  ================

    Bankruptcy Court Case No.               06-16357-BKC-PGH   06-16356-BKC-PGH

                                                 ITGDC              Orion
                                           -----------------  -----------------
 OPERATING REVENUES:
    Gaming                               $                -  $               -
    Fare                                                  -                  -
    On Board                                              -                  -
    Other                                                 -                  -
                                           -----------------  -----------------
    NET OPERATING REVENUES                                -                  -
                                           -----------------  -----------------

 OPERATING COSTS AND EXPENSES:
    Gaming                                                -                  -
    Fare                                                  -                  -
    On Board                                              -                  -
    Maritime & Legal Expenses                             -                  -
    G & A Expenses - Palm Beach
     Princess                                             -                  -
    G & A Expenses - Parent                               -                  -
    Development Costs                                22,594                664
    Depreciation & Amortization                           -                  -
                                           -----------------  -----------------
    TOTAL OPERATING COSTS AND
     EXPENSES                                        22,594                664
                                           -----------------  -----------------

 OPERATING INCOME                                   (22,594)              (664)
                                           -----------------  -----------------

 OTHER INCOME (EXPENSE):
    Interest and Financing Expenses                       -                  -
    ITG Vegas Bankruptcy Costs                         (750)              (250)
    Interest Income                                       -                  -

                                           -----------------  -----------------
    TOTAL OTHER INCOME (EXPENSE)                       (750)              (250)
                                           -----------------  -----------------

 INCOME (LOSS)  BEFORE TAX PROVISION                (23,344)              (914)
    LESS: State Income Tax Expense                        -                  -
                                           -----------------  -----------------

 NET INCOME (LOSS)                       $          (23,344) $            (914)
                                           =================  =================

    Bankruptcy Court Case No.                                     Non-Bankrupt Companies
                                                                  ----------------------
                                      GMO Travel   ITB Racing   ITB Mgmt     RACE TRACK     RACE TRACK     MGMT INC      TOTAL
                                      ----------   ----------  ----------   ------------   ------------   ----------   -----------
 OPERATING REVENUES:
    Gaming                          $         -  $         -  $        -  $           -  $           -  $         -  $  1,764,370
    Fare                                      -            -           -              -              -            -       142,755
    On Board                                  -            -           -              -              -            -       112,510
    Other                                77,593            -           -              -              -            -        77,593
                                      ----------   ----------  ----------   ------------   ------------   ----------   -----------
    NET OPERATING REVENUES               77,593            -           -              -              -            -     2,097,229
                                      ----------   ----------  ----------   ------------   ------------   ----------   -----------

 OPERATING COSTS AND EXPENSES:
    Gaming                                    -            -           -              -              -            -       709,946
    Fare                                 74,344            -           -              -              -            -       289,879
    On Board                                  -            -           -              -              -            -        69,771
    Maritime & Legal Expenses                 -            -           -              -              -            -       530,394
    G & A Expenses - Palm Beach
     Princess                             9,951            -           -              -              -            -       196,065
    G & A Expenses - Parent                   -            -      94,533              -              -            -       182,109
    Development Costs                         -            -           -              -              -            -       242,600
    Depreciation & Amortization               -            -           -              -              -            -       197,632
                                      ----------   ----------  ----------   ------------   ------------   ----------   -----------
    TOTAL OPERATING COSTS AND
        EXPENSES                         84,295            -      94,533              -              -            -     2,418,396
                                      ----------   ----------  ----------   ------------   ------------   ----------   -----------

 OPERATING INCOME                        (6,702)           -     (94,533)             -              -            -      (321,167)
                                      ----------   ----------  ----------   ------------   ------------   ----------   -----------

 OTHER INCOME (EXPENSE):
    Interest and Financing Expenses           -            -           -              -              -            -      (828,181)
    ITG Vegas Bankruptcy Costs                -            -           -              -              -            -       (47,250)
    Interest Income                           -            -           -              -              -            -           809

                                      ----------   ----------  ----------   ------------   ------------   ----------   -----------
    TOTAL OTHER INCOME (EXPENSE)              -            -           -              -              -            -      (874,622)
                                      ----------   ----------  ----------   ------------   ------------   ----------   -----------

 INCOME (LOSS)  BEFORE TAX PROVISION     (6,702)           -     (94,533)             -              -            -    (1,195,789)
    LESS: State Income Tax Expense            -            -           -              -              -            -             -
                                      ----------   ----------  ----------   ------------   ------------   ----------   -----------

 NET INCOME (LOSS)                  $    (6,702) $         -  $  (94,533) $           -  $           -  $         -  $ (1,195,789)
                                      ==========   ==========  ==========   ============   ============   ==========   ===========

Unaudited Internally Generated Report Subject To Amending Adjustments